Exhibit 99.6

                                VOTING AGREEMENT


         VOTING AGREEMENT, dated as of October 2, 1998 (this "Agreement"), between Benesse Corporation, a shareholder ("Principal Shareholder") of Berlitz International, Inc., a New York corporation (the "Company"), and Apollo Management IV, L.P., a Delaware limited partnership on behalf of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. ("Investor").

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Investor and the Company are entering into (i) a Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which Investor has agreed to purchase $100,000,000 aggregate principal amount of convertible exchangeable subordinated debentures due 2010, Series A (the "Debentures") of the Company and (ii) an Investors Agreement, dated as of the date hereof (the "Investors Agreement"), which contains, among other things, provisions relating to the appointment of directors to the Board of Directors of the Company by Investor;

         WHEREAS, pursuant to a Purchase Agreement, dated as of the date hereof (the "Benesse Purchase Agreement"), between the Company and Benesse Holdings International, Inc., a Delaware corporation ("BHI"), BHI, an Affiliate (as defined in the Purchase Agreement) of Principal Shareholder, has agreed to purchase $55,000,000 aggregate principal amount of convertible exchangeable subordinated debentures due 2010, Series B (the "Benesse Debentures") of the Company simultaneous with the purchase by Investor of the Debentures;

         WHEREAS, Principal Shareholder is the direct or indirect record holder and beneficial holder of 6,985,338 shares, which is approximately 73.3% of the outstanding common stock of the Company, par value $.10 per share ("Common Stock");

         WHEREAS, approval of the shareholders of the Company is necessary to approve the issuance of the Debentures pursuant to the Purchase Agreement and the issuance of the Benesse Debentures; and
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         WHEREAS, in order to induce Investor to enter into the Purchase
Agreement and the Investors Agreement, Principal Shareholder is willing to agree to vote its Shares (as defined below) so as to (i) approve the issuance of the Debentures and the Benesse Debentures (the "Issuance") and (ii) elect the directors appointed by Investor pursuant to the Investors Agreement to the Board of Directors of the Company.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and for other good and valuable considera tion, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Representations of Principal Shareholder. Principal Shareholder represents that it (a) directly or through BHI is the record holder and beneficial holder of 6,985,338 shares of Common Stock and (b) has full power and authority to make, enter into and carry out the terms of this Agreement. Principal Shareholder represents that this Agreement has been duly and validly executed and delivered by Principal Shareholder and constitutes a valid and binding obligation of Principal Shareholder, enforceable against Principal Shareholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The term "Shares" includes the shares Principal Shareholder and BHI hold on the date of this Agreement, shares that Principal Shareholder and BHI acquire after the execution of this Agreement and shares that Principal Shareholder or BHI transfers to its Affiliates (other than the Company or any Subsidiary as defined in the Purchase Agreement) after the date of this Agreement, in each case only so long as Principal Shareholder or any of its Affiliates (including BHI but excluding the Company and its Subsidiaries) shall continue to own such shares. Principal Shareholder agrees that neither it nor BHI will transfer any shares of Common Stock unless the transferee has agreed in writing with or expressly for the benefit of Investor to vote the transferred shares as provided in Section 2 hereof and to be bound by the provisions of
Section 3 and this sentence.

         2. Agreement to Vote Shares.

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         (a) Principal Shareholder hereby agrees to vote, and to cause its
Affiliates to vote, the Shares, at every meeting of the shareholders of the Company at which such matters are considered and at every adjournment thereof, including the meeting contemplated by the Purchase Agreement, or any consent in lieu thereof, (i) in favor of adoption and approval of the Issuance pursuant to the Purchase Agreement and the Benesse Purchase Agreement and (ii) against any action or agreement that would compete with, impede, or interfere with the adoption and approval of the Purchase Agreement, the Benesse Purchase Agreement and the Issuance or inhibit the timely consummation of the Issuance.

         (b) Principal Shareholder hereby agrees to vote, and to cause its Affiliates to vote, the Shares at every meeting of the shareholders of the Company at which such matters are considered and at every adjournment thereof, or any consent in lieu thereof, in favor of the directors appointed by Investor pursuant to the Investors Agreement to the Board of Directors of the Company. Principal Shareholder also hereby agrees not to vote, and to cause its Affiliates not to vote, the Shares for any director competing against the directors appointed by Investor pursuant to the Investors Agreement for appointment to the Board of Directors of the Company.

         3. No Proxy Solicitations. Principal Shareholder agrees that it will not, nor will it permit any entity under its control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the 1934 Act) in opposition to or in competition with the consummation of the Issuance or otherwise encourage or assist any party in taking or planning any action which would compete with or otherwise serve to interfere with or inhibit the timely consummation of the Issuance in accordance with the terms of the Purchase Agreement and the Benesse Purchase Agreement, (b) directly or indirectly encourage, initiate or cooperate in a shareholders' vote or action by consent of the Company's shareholders in opposition to or in competition with the consummation of the Issuance or (c) become a member of a "group" (as such term is used in Section 13(d) of the 1934 Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Issuance.

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         4. Tag-Along Right. (a) If at any time Principal Shareholder proposes to sell, transfer or otherwise dispose ("Transfer") of (i) 80% or more of the shares of Common Stock held by it and BHI in the Company on the date of this agreement (a "Common Stock Tag-Along Transfer") or (ii) 50% or more of the Benesse Debentures (a "Debenture Tag-Along Transfer" and, together with a Common Stock Tag-Along Transfer, a "Tag-Along Transfer"), Principal Shareholder shall afford Investor the opportunity to participate therein in accordance with this
Section 4.

         (b) With respect to each Tag-Along Transfer, Investor shall have the right to Transfer, at the same price and upon identical terms as such proposed Tag-Along Transfer, any or all of its shares of Common Stock issuable or issued upon conversion of the Debentures (in the case of a Common Stock Tag-Along Transfer) or Debentures (in the case of a Debenture Tag-Along Transfer), not to exceed the Investor's Portion.

         (c) At the time a Tag-Along Transfer is proposed, the Principal Shareholder shall give written notice to the Investor (the "Transfer Notice"), which notice shall identify the proposed purchaser and state the number of shares of Common Stock or principal amount of Benesse Debentures proposed to be Transferred, the proposed offering price (including the form and terms of any non-cash consideration to be received in connection therewith), the proposed date of any such Transfer (the "Transfer Date") and any other material terms and conditions of the proposed Transfer. The Transfer Notice shall also contain a complete and correct copy of any offer to, or agreement with, the Principal Shareholder by the proposed purchaser in connection therewith. The Principal Shareholder shall use its best efforts to deliver the Transfer Notice at least 30 days prior to the Transfer Date and in no event shall the Principal Shareholder provide such Transfer Notice later than 21 days prior to the Transfer Date.

         (d) If the Investor wishes to participate in the Tag-Along Transfer, it shall provide written notice (the "Tag-Along Notice") to the Principal Shareholder no less than seven days prior to the Transfer Date. The Tag-Along Notice shall set forth the number of shares of Common Stock or principal amount of Debentures that Investor elects to include in the Transfer, which shall not exceed the Investor's Portion.

                                       -4-
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         If a Tag-Along Notice is not received by the Principal Shareholder prior to the seven day period specified above, the Principal Shareholder shall have the right to sell or otherwise Transfer the number of shares of Common Stock or principal amount of Debentures specified in the Transfer Notice without any participation by the Investor, but only on terms and conditions with respect to the consideration paid by the proposed purchaser no more favorable (and other material terms and conditions which a reasonable investor would consider significant to the decision to include Common Stock or Debentures in the Transfer no more favorable in any material respect) to the Principal Shareholder than as stated in the Transfer Notice to the Investor, and only if such Transfer occurs on a date within 90 days of the Transfer Date.

         (e) The Investor shall not be required to make any representations and warranties to any person in connection with any Tag-Along Transfer except as to
(i) good title and the absence of liens with respect to the Investor's securities to be sold, (ii) the partnership or other existence of the Investor and (iii) the authority for and the validity, binding effect and enforceability of any agreements entered into by the Investor in connection with such Transfer.

         (f) The provisions of this Section 4 shall not apply to any Transfer by the Principal Shareholder or any of its Affiliates to another Affiliate of the Principal Shareholder (provided that such transferee Affiliate has agreed to be bound by this Agreement). The Principal Shareholder represents to the Investor that it has not entered into any agreement providing for any rights inconsistent with the rights provided to the Investors in this Section 4 and that it has not otherwise directly or indirectly granted any such rights. The Principal Shareholder shall not enter into any agreement providing for, or otherwise directly or indirectly grant, any tag- along or other contractual rights to participate, directly or indirectly, in any Tag-Along Transfer without the prior written consent of the Investor.

         (g) "Investor's Portion" shall mean (i) in the case of a Common Stock Tag-Along Transfer, that number of Shares of Common Stock determined by multiplying (A) the number of shares of Common Stock issued or issuable upon conversion of the Debentures and held by the Investor

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immediately prior to the Transfer (the "Investor's Shares") by (B) a fraction, the numerator of which is the number of shares of Common Stock to be Transferred by Principal Shareholder and its Affiliates (including shares issuable upon conversion of any Benesse Debentures to be transferred) and the denominator of which is the total number of shares of Common Stock held by Principal Shareholder and its Affiliates immediately prior to the Transfer (including shares issuable upon conversion of the Benesse Debentures), and (ii) in the case of a Debenture Tag-Along Transfer, that principal amount of Debentures determined by multiplying (A) the principal amount of Debentures held by the Investor immediately prior to the Transfer by (B) a fraction, the numerator of which is the principal amount of Benesse Debentures to be transferred by Principal Shareholder and its Affiliates and the denominator of which is the total principal amount of Benesse Debentures held by Principal Shareholder and its Affiliates immediately prior to the Transfer. If the Shares of Common Stock or Debentures so calculated exceeds the amount that the purchaser is willing to acquire, the number of shares of Common Stock or principal amount of Debentures to be Transferred by Investor and Principal Shareholder shall be reduced on a pro rata basis to the number or amount that the purchaser is willing to acquire. If a Common Stock Tag-Along Transfer and a Debenture Tag-Along Transfer are to occur together, Investor may choose to have the Debentures held by it counted in determining the Investor's Portion of either Common Stock or Debentures but not both. In such case, the Benesse Debentures shall be counted in the same manner chosen by Investor.

         5. Termination. The obligations of Principal Shareholder pursuant to Sections 2(a) and 3 shall terminate upon the earliest to occur of (i) the consummation of the Issuance or (ii) termination of the Purchase Agreement. The obligations of Principal Shareholder pursuant to Section 2(b) shall terminate at such time as Investor is no longer entitled to nominate persons for election to the Board pursuant to the Investors Agreement. The obligations of Principal Shareholder pursuant to Section 4 shall terminate when Investor and its Affiliates no longer own any Debentures or Common Stock issued upon conversion of the Debentures or the Debentures have been exchanged for Fixed Rate Debentures (as defined in the Purchase Ageeement).

         6. Investor's Representations and Agreements.

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         (a) Investor represents that it has full power and authority to make, enter into and carry out the terms of this Agreement and that this Agreement has been duly and validly executed and delivered by Investor and constitutes a valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratoriums and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (b) Investor represents that it has delivered to Principal Shareholder a true and complete copy of the Investors Agreement and the Purchase Agreement, and agrees that no amendment or modification of either such agreement shall increase any obligation of Principal Shareholder hereunder unless Principal Shareholder has consented thereto in writing.

         (c) Investor agrees that, notwithstanding any provision of this Agreement to the contrary and notwithstanding that the Company is an Affiliate of the Principal Shareholder, the Principal Shareholder shall not be responsible for any action or inaction by the Company or any Subsidiary (as defined in the Purchase Agreement) of the Company which is contrary to any provision of this Agreement.

         7. Miscellaneous.

         (a) No Inconsistent Agreements. Principal Shareholder has not and will not hereafter enter into any agreement with respect to the Shares that is inconsistent with the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof.

         (b) Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis

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that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         (c) Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed by Principal Shareholder and Investor.

         (d) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, facsimile transmission or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7(d)):

                       (i) if to Principal Shareholder, to:

                           Benesse Corporation
                           Tokyo Legal Administration Office
                           1-34 Ochiai, Tama-Shi
                           Tokyo 206, Japan
                           Attention: Mr. Yusaku Mori
                           Facsimile: 81-42-356-7301

                           with a copy to:

                           Coudert Brothers
                           Daini Okamotoya Building, 10F
                           1-22-16 Toranomon Minato-ku
                           Tokyo, Japan 105
                           Attention: Scott T. Jones
                           Facsimile: (813) 3580-2301

                      (ii) if to Investor, to:

                           Apollo Management IV, L.P.
                           1999 Avenue of the Stars, Suite 1900
                           Los Angeles, California 90067
                           Attention: Larry Berg
                           Facsimile: (310) 201-4198

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                           with a copy to:

                           Sullivan & Cromwell
                           1888 Century Park East
                           Los Angeles, California 90067-1725
                           Attention: Alison S. Ressler
                           Facsimile: (310) 712-8800

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall not be assignable by Principal Shareholder without the written consent of the Investor, or by the Investor (other than to an Affiliate) without the written consent of the Principal Shareholder.

         (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. All actions and proceedings arising out of or relating to this agreement shall be brought by the parties and heard and determined only in a Federal or State court located in the Borough of Manhattan in the City and State of New York and the parties hereto consent to jurisdiction before and waive any objections to the venue of such Federal and New York courts. The parties hereto agree to accept service of process in connection with any such action or proceeding in any manner permitted for a notice hereunder.

         (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

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         (j) Entire Agreement. This Agreement is intended by the parties to be a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings with respect to such subject matter, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         (l) Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first written above.

                                            APOLLO INVESTMENT FUND IV, L.P.

                                            By: Apollo Advisors IV, L.P.,
                                                     its general partner


                                            By: /s/ Laurence Berg
                                            ---------------------
                                            Name:  Laurence Berg
                                            Title: Partner


                                            APOLLO OVERSEAS PARTNERS IV, L.P.

                                            By: Apollo Advisors IV, L.P.,
                                                     its general partner


                                            By: /s/ Laurence Berg
                                            ---------------------
                                            Name:  Laurence Berg
                                            Title: Partner


                                            BENESSE CORPORATION


                                            By: /s/ Soichiro Fukutake
                                            -------------------------
                                            Name:  Soichiro Fukutake
                                            Title: President

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